Exhibit 10.14.3

CONSENT UNDER CREDIT AGREEMENT

CONSENT UNDER CREDIT AGREEMENT, dated as of October 7, 2021 (this “Consent”), by and among ETSY, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and CITIBANK, N.A., as the administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the other Loan Parties party thereto from time to time and the Issuing Banks party thereto from time to time, have entered into that certain Credit Agreement, dated as of February 25, 2019 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Consent have the same meanings assigned thereto in the Credit Agreement);

WHEREAS, the Borrower intends to amend its HQ Leases pursuant to that certain First Amendment to Lease, entered into on October 7, 2021 and effective as of October 1, 2021, to, among other amendments, extend the terms thereof to July 31, 2039 (the “HQ Lease Extension”, and as so amended, the “Amended HQ Leases”) and in connection therewith expects to incur additional Capital Lease Obligations under the Amended HQ Leases;

WHEREAS, Capital Lease Obligations under the existing HQ Leases are excluded from the definition of Total Funded Indebtedness, the amounts attributable thereto are excluded from the calculation of the aggregate principal amount of Indebtedness under Section 6.01(e)(ii) of the Credit Agreement and Liens in respect thereof are permitted under Section 6.02(e) of the Credit Agreement;

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders party hereto, constituting not less than the Required Lenders, (i) confirm and agree that the amounts attributable to Amended HQ Leases will be excluded from the definition of Total Funded Indebtedness and will not be included in the calculation of the aggregate principal amount of Indebtedness permitted pursuant to Section 6.01(e)(ii) of the Credit Agreement and (ii) consent to the incurrence of, or continue existence of, Liens in respect of the Amended HQ Leases, notwithstanding that the conditions specified in clauses (ii) and (iii) of Section 6.02(e) of the Credit Agreement will not have been met.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Consent. The Lenders party hereto, which together constitute the Required Lenders, hereby consent to the HQ Lease Extension and (i) confirm and agree that the amounts attributable to the Amended HQ Leases will be excluded from the definition of Total Funded Indebtedness and will not be included in the calculation of the aggregate principal amount of Indebtedness permitted pursuant to Section 6.01(e)(ii) of the Credit Agreement, and (ii) consent to the incurrence of, and continued existence of, Liens in respect of the Amended HQ Leases.

SECTION 2. Conditions of Effectiveness of the Consent. This Consent shall become effective as of the date hereof (the “Consent Effective Date”) upon the satisfaction of the following conditions precedent:

(a)receipt by the Administrative Agent of an executed counterpart (which may include a facsimile or other electronic transmission) of this Consent from the Borrower and the Required Lenders; and

(b)The Administrative Agent shall have received all fees and expenses (including the reasonable fees and expenses of outside legal counsel) for which invoices have been presented no later than one (1) Business Day prior to the Consent Effective Date (or a shorter period as reasonably agreed to by the Borrower).

SECTION 3. Reference to and Effect on the Credit Agreement and the other Loan
Documents.

(a)On and after the Consent Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Consent.

(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Consent Effective Date, this Consent shall for all purposes constitute a Loan Document.

SECTION 4. Each Loan Party hereby certifies that the following statements will be true on the date of this Consent:

(a)The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or in all respects to the extent already qualified by materiality or by Material Adverse Effect) on and as of the date of the Consent; provided that to the extent that any representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (or in all respects to the extent already qualified by materiality or by Material Adverse Effect) as of such earlier date.

(b)Immediately after giving effect to the Consent, no Default or Event of Default has occurred and is continuing.

SECTION 5. Execution in Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Consent shall be effective as delivery of an original executed counterpart of this Consent. The words “execution,” “signed,” “signature,” and words of like import in or relating to any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include Electronic Signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of
Jury Trial.

(a)    Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Consent mutatis mutandis.

SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Consent.

SECTION 8. No Novation/Limited Waiver.

(a)Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

(b)This Consent is limited and specific to any Event of Default or requirements resulting from the HQ Lease Extension and Amended HQ Leases as specifically set forth in Section
1. No other consent or waiver is given by the Administrative Agent or Lenders hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ETSY, INC., as Borrower

By: /s/ Dennis Price Name: Denny Price
Title: VP, Tax and Treasury

CITIBANK, N.A., as Administrative Agent

By: /s/ Kahlil Morse Name: Kahlil Morse
Title: Authorized Signatory

CITIBANK, N.A., as a Lender

By: /s/ Kahlil Morse Name: Kahlil Morse
Title: Authorized Signatory

JP MORGAN CHASE BANK, N.A., as a Lender

By: /s/ Lauren Daley Name: Lauren Daley Title: Authorized Officer

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis Name: Dan Martis Title: Authorized Officer